MANAGEMENT SEVERANCE AGREEMENT


         THIS MANAGEMENT SEVERANCE AGREEMENT ("Agreement") entered into this 1st day of September 2005 ("Effective Date"), by, between and among St. Edmond's Federal Savings Bank (the "Bank"), SE Financial Corp., the parent company of the Bank ("Parent") and __________ (the "Employee").

         WHEREAS, Employee is currently employed by the Bank as _________ and is experienced in certain phases of the business of the Bank; and

         WHEREAS, in order to give Employee greater economic security in a time where consolidation of financial institutions is commonplace; and

         WHEREAS, the Bank acknowledges that in order to retain qualified management to manage the Bank and implement the Bank's business plan, it is necessary to offer such management a level of income security by implementation of management severance agreements; and

         WHEREAS, the parties desire by this writing to set forth the rights and responsibilities of the Bank, Parent and Employee if the employment of Employee is terminated by the Bank after the Effective Date.

         NOW, THEREFORE, it is AGREED as follows:

         1. Employment. Employee is employed in the capacity as _______________.
            ----------
Employee's employment shall be for no definite period of time and Employee or the Bank or Parent may terminate such employment relationship at any time for any reason or no reason. The employment at-will relationship remains in full force and effect regardless of any statements to the contrary made by Bank or Parent or set forth in any document. Employee shall render such administrative and management services to the Bank and the Parent as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. Employee's other duties shall be such as the Board of Directors (the "Board of Directors" or "Board") of the Bank and/or Parent may from time to time reasonably direct, including normal duties as an officer of the Bank and Parent.

         2. Term of Agreement.  The term of this Agreement shall be for a period
            -----------------
of thirty-six (36) months commencing on the Effective Date, and, when extended, shall include and comprehend any extensions beginning as of the extension date ("Term"). On or before each annual anniversary of the Effective Date, the Board shall meet to consider renewal of the Term of the Agreement for an additional period beyond the then-effective expiration date upon a determination and resolution of the Board of Directors that the performance of Employee has met the requirements and standards of the Board, and that the Term of such Agreement shall be extended. This Agreement shall be deemed terminated upon Employee's termination of

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employment with the Bank (as defined below),  whether by Employee or by the Bank or the Parent, in the absence of a Change in Control or activities related to a proposed Change in Control transaction coincident with or prior to such termination of employment.

         3. Termination of Employment - Change of Control
            ---------------------------------------------

         (a) Notwithstanding any provision in this Agreement to the contrary, in the event of the termination of the employment of Employee's employment under the Agreement, absent "Just Cause" (as defined below), Employee shall be paid an amount equal to the product of 2.999 times Employee's average annual aggregate taxable compensation paid by the Bank and/or the Parent to Employee, as reported, or to be reported, on IRS Form W-2, box 1, for the most recently completed five calendar years ending on, or before, the date of such Change in Control (the "Severance Payment"). The annual aggregate compensation amount shall be annualized for any year within the 5-year period that is less than a full calendar year, and any year in which no taxable income was paid shall be disregarded The calculated sum shall be paid to Employee in one (1) lump sum not later than the date of termination and such payments shall be in lieu of compensation that Employee would otherwise have been entitled to receive as a Bank employee. Additionally, Employee and his or her eligible dependents shall remain eligible to participate in the health insurance programs offered by the Bank, its successor(s) or assign(s), to its employees through the remaining term of the Agreement, but in no event for a period of less than eighteen months; provided that Employee shall reimburse the Bank or any successor entity for the COBRA costs associated with continuation of such insurance coverage. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments to be made to Employee by the Bank, the Parent, any successor to or assignee of their respective liabilities, shall be deemed to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and be subject to the excise tax provided at Section 4999(a) of the Code.

         The term "Change in Control" shall refer to: (i) the sale of all, or a material portion, of the assets of the Bank or the Parent; (ii) the merger or recapitalization of the Bank or the Parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; (iv) a change in the composition of the Board of Directors of the Bank or the Parent within sixty months after the Effective Date and during the Term of this Agreement, including any extensions of the Term, whereby during any period of three consecutive fiscal years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or the Parent cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were also directors at the Effective Date; or (v) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or the Parent by any person, trust, entity or group. The term "person" means an individual (other than

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Employee),  or a corporation,  partnership,  trust,  Bank, joint venture,  pool, syndicate, sole proprietorship, unincorporated organization, and any definition that may currently exist under or evolve under applicable laws, rules and regulations, or any other form of entity not specifically listed herein.

         (b) Notwithstanding any other provision of this Agreement to the contrary except as provided at Sections 4 and 5, upon the occurrence of any of the following, Employee shall be entitled to and shall receive the Severance Payment and the continuation of health insurance benefits as provided in paragraph (a), above:

               (i)  Employee's Termination Before Change in Control

               If Employee is terminated by action of the Board of Directors of the Bank or by the Parent, absent Just Cause, within nine (9) months before and/or in connection with or in the context of a Change in Control, including, but not limited to: the negotiation of a Change in Control transaction, regardless of actual consummation or effectuation of a Change in Control.

               (ii) Employee's Termination After Change in Control

               If Employee is terminated by the Bank, the Parent or the successor or successors to either or both of them, absent Just Cause, within twenty-four (24) months after the consummation or effectuation of a Change in Control.

               (iii) Employee's Constructive Termination After Change in Control

               Employee shall be deemed to have been constructively terminated by the Bank, the Parent, or the successor or successors to either or both of them, upon the occurrence of any of the following, if not consented to by Employee in writing before the Change in
               Control:

                  Whether in operation  or in effect,  within  twenty-four  (24)
          months after the  consummation or effectuation of a Change in Control,
          (i) Employee is required to perform his principal executive functions at a work location that is a commuting distance thirty-five (35) miles further than Employee's commuting distance to his or her primary work location on the date immediately prior to the date of Change in Control; (ii) in the organizational structure of the Bank, the Parent, or the successor or successors to either or both of them, Employee is required to report to a person or persons other than the Chairman of the Board or the President of the Bank, the Parent, or the successor or successors to either or both of them; (iii) the Bank, the Parent, or the successor or successors to either or both of them fails or refuses to maintain at least at the level in effect as of the date of Change in Control, Employee's: a) base compensation, and b) then-existing employee benefits plans, including material fringe benefits, stock option and retirement plans, except to the extent that such reduction in benefit programs is part

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          of an overall  adjustment in benefits for all employees of the Bank or
          Parent, their successors and assigns, and does not disproportionately and adversely impact Employee; (iv) Employee is assigned duties and responsibilities other than those normally associated with Employee's
          position  as   referenced   at  Section  1,  above;   (v)   Employee's
          responsibilities  or authority  are in any way  diminished or reduced,
          including,   but  not  limited  to,  Employee's  status,   title,  job
          description  or  work  profile  is  adversely   changed,   reduced  or
          diminished, whether, inter alia, by reason of a change in the nature, scope or volume of work assigned or requested to be performed or by reason of a change in management interaction; or (vi) Employee is not re-elected to the Board of the Bank or the Parent, or the Board of Directors of the successor or successors of either or both of them, if Employee is a member of the Board of Directors of the Bank or the Parent prior to the Change in Control. If a constructive termination occurs, Employee, in his/her sole discretion, may elect to terminate his/her employment voluntarily and shall be entitled to receive within two (2) business days after the delivery of notice of election to the Bank, the Parent or the successor or successors to either or both of them, the Severance Payment and other benefits described in Section 3(a), above.

Notwithstanding anything herein to the contrary, such payments that shall be made in accordance with this Section 3(b) shall only be made as of or immediately following the actual occurrence of a Change in Control as set forth at Section 3(a) herein and the actual termination of employment of the Employee. Further, such payments to be made in accordance with Section 3(b) shall be reduced by any such payments that shall have already been made or shall be required to be made in accordance with Section 4 herein.

          (c) In the event that an Employee is to receive or has received payments in accordance with Section 3 of the Agreement, the Employee agrees that for a period of thirty calendar days, beginning on the date of termination, Employee agrees not to solicit, any loan or deposit account customer, or employee to leave the Bank. Not withstanding the foregoing, if any loan or deposit account customer, or Bank employee give written notice to the Bank, of its intention to leave the Bank, Employee will not be deemed to have breached this restriction.

         4. Other Changes in Employment Status.
            ----------------------------------

         Except as provided for at Section 3, above, the Board of Directors of the Bank or the Parent may terminate Employee's employment at any time with or without "Just Cause" within its sole discretion. This Agreement shall not be deemed to give Employee any right to be retained in the employment or service of the Bank or the Parent, or to interfere with the right of the Bank or the Parent to terminate the employment of Employee at any time. Employee shall have no right to receive compensation or other benefits for any period after termination with "Just Cause" or absent "Just Cause," except as provided in this Agreement.

         Notwithstanding anything in this Agreement to the contrary, if the employment of Employee is terminated by the Bank or the Parent, absent "Just Cause" (as defined below),

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during the Term of this Agreement, but prior to any Change in Control,  Employee shall receive a severance payment equal to twelve months of pay at the then effective pay rate of the Employee's monthly base salary payable in installments at the regular pay intervals of the Bank. During such payment period, Employee shall remain covered under the Bank's health insurance programs as in effect for and on the same basis as continuing employees of the Bank.

Termination for "Just Cause" shall include termination because of Employee's personal dishonesty, incompetence, continuing failure to meet goals and objectives, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, non-appealable conviction of (or a plea of nolo contendere to) a willful violation of any law, rule or regulation (other than de minimis traffic violations or similar offenses) or the filing of a cease-and-desist order, or material breach of any provision of the Agreement, and shall also include all definitions that may currently exist under or evolve under applicable laws, rules and regulations.

         Notwithstanding anything herein to the contrary, a termination for "Just Cause" based upon a "continuing failure to meet goals and objectives" will require written notice of such action to be delivered by the President, the Chairman or the Board of Directors to the Employee and a period of not less than thirty (30) calendar days thereafter for the Employee to cure such performance deficiencies before such termination action shall become effective.

         5. Regulatory Exclusions.
            ---------------------

         (a) If Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Bank and/ or the Parent under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the Employee shall not be affected.

         (b) If the Bank is "in default" (as defined in Section 3(x)(1) of FDIA) all obligations under this Agreement shall terminate as of the date of default, but the vested rights of Employee shall not be affected.

         (c) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by final order of the Director of the OTS to be in an unsafe or unsound condition. The vested rights of Employee shall not be affected.

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         (d)  If  Employee  is  suspended  and/or  temporarily  prohibited  from participating  in the  conduct of the Bank's  affairs by a notice  served  under
Section 8(e) (3) or (g)(1) of the FDIA (12 U.S.C.  1818(e)(3)  and (g)(1)),  the
Bank's obligations under the Agreement shall be suspended as of the date of service of the notice, unless the operation and effect of the notice are stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may within its discretion (i) pay Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

         (e) Notwithstanding anything to the contrary, any payments made to Employee pursuant to this Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 U.S.C. '1828(k) and any regulations promulgated thereunder.

         (f) Nothwithstanding anything herein to the contrary, any payments to be made in accordance with Sections 3 or 4 of the Agreement shall not be made prior to the date that is 183 calendar days from the date of termination of employment if it is determined by the Bank or the Parent in good faith that such payments to be made to such Employee are subject to the limitations at Section 409A of the Code and regulations promulgated thereunder, and payments made in advance of such date would result in the requirement for the Employee to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code.

         6. Successors and Assigns.
            ----------------------

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor or assignee of the Bank or the Parent which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or the Parent.

         (b) Employee's rights and/or duties under this Agreement may not be assigned or delegated. There are no third-party beneficiaries to Employee's interests under this Agreement except to the extent that entitlements have vested and merely remain to be paid or otherwise to be performed.

         7.  Amendments.  No amendments or additions to this Agreement  shall be
             ----------
effective or binding unless made in writing and signed by all parties to the Agreement; except that extensions of the Term of this Agreement shall be effective and binding upon resolution of the Board of the Bank or the Parent. A copy of the Board's resolution shall be deemed to be a writing sufficient to amend this Agreement as to its Term.

         8.  Applicable  Law. This Agreement  shall be governed in all respects,
             ---------------
whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Pennsylvania, except to the extent that Federal law shall be deemed to apply and to pre-empt state law.

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         9.  Severability.  The  provisions  of this  Agreement  shall be deemed
             ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement.

         10. Arbitration. Any controversy or claim arising out of or relating to
             -----------
this Agreement, or at breach thereof, shall be settled exclusively by arbitration in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Bank at the Effective Date, and judgment upon the award rendered may be entered in any court of competent jurisdiction, unless the parties may otherwise reach a mutual settlement of such issue. Further, any settlement of a dispute to be approved by the Board of the Bank or the Parent may include a provision for the reimbursement by the Bank or the Parent to Employee for all reasonable costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions. Further, the Board of the Bank or the Parent may authorize reimbursement of such reasonable costs and expenses by separate action upon a determination of the Board following settlement of the dispute. Such reimbursement shall be paid within ten (10) business days after Employee delivers to the Bank or Parent evidence of costs or expenses incurred by Employee. Evidence of costs or expenses incurred by Employee may be in the form, among other things, a canceled check or paid receipt. To the extent that services were rendered to Employee by a third party, copies of invoices or billing statements must accompany evidences of payment. The provisions of this
Section 10 shall survive the expiration of this Agreement.

         11. Confidential Information.  Employee acknowledges that during his or
             ------------------------
her employment he or she will learn and have access to confidential information regarding the Bank and/or the Parent and its customers and businesses ("Confidential Information"). Employee agrees and covenants not to disclose or use for his or her own benefit, or for the benefit of any other person or entity, any such Confidential Information, unless or until (i) the Bank or the Parent consents in writing, in advance, to such disclosure or use, (ii) such information legally becomes common knowledge in the industry or is otherwise legally in the public domain, or (iii) the Employee is required by law or by court order to disclose such information. In the event that Employee is required by law or by court order to disclose any Confidential Information, Employee shall give the Bank, the Parent or the successor or successors of either or both of them, prompt written notice so that they, as applicable, may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, Employee shall furnish only that portion of the Confidential Information that is legally required. Employee shall not knowingly disclose or reveal to any unauthorized person any Confidential Information relating to the Bank, the Parent, or any of their respective subsidiaries or affiliates, or to any of the businesses operated by them, and Employee confirms that such information constitutes the exclusive property of the Bank and the Parent. Employee shall not otherwise knowingly act or conduct himself: (a) to the detriment of or (b) in a manner which is inimical or contrary to the interests of the Bank or the Parent, its subsidiaries, or affiliates, or any other businesses operated by them. Employee acknowledges and agrees that the existence of this Agreement and its terms and conditions constitutes Confidential Information of the Bank and the Parent, and Employee agrees not to disclose the Agreement or its contents without the prior written consent of the Bank and/or the Parent.

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Notwithstanding  the  foregoing,  the Bank and the Parent  reserve  the right in their sole discretion to make  disclosure of this Agreement as deemed  necessary
or   appropriate  in  compliance   with   regulatory   reporting   requirements.
Notwithstanding anything herein to the contrary, failure by Employee to comply with the provisions of this Section may result in: (a) immediate termination of the Agreement within the sole discretion of the Bank and the Parent; (b) disciplinary action against Employee, including, but not limited to, termination of employment of Employee for breach of the Agreement and the provisions of this Section; and (c) any other remedies that may be available at law or in equity.

         12. Guaranty by the Parent.  Notwithstanding anything in this Agreement
             ----------------------
to the contrary, the Parent hereby unconditionally and irrevocably guarantees to make all payments of funds due and payable to Employee set forth in this Agreement, and to perform any and all obligations of the Bank set forth in this Agreement to the extent that the Bank may fail to make such payments or perform such obligations. The Parent shall perform such Guaranty within ten (10) days after receipt of written notice from Employee to the Parent of the Bank's failure to perform under this Agreement.

         13.  Survival of Provisions.  The provisions of this Agreement which by
              ----------------------
their terms are intended to survive or call for performance subsequent to the Employee's termination of employment or the termination of this Agreement, shall survive any such termination, including such provisions contained at Sections 3, 5(f), 10, 11, 12 and 13.

         14. Entire Agreement. This Agreement together with any modifications to
             ----------------
it as may be agreed to in writing and signed by all the parties, and as otherwise provided for extension of the Term, shall constitute the entire agreement between the parties.

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         IN WITNESS WHEREOF,  the parties have executed this Agreement or caused it to be executed on the day and year first above written.


                                           St. Edmond's Federal Savings Bank



ATTEST:                            By:
                                           ---------------------------------


_________________________
Secretary


                                           SE Financial Corp.



ATTEST:                            By:
                                           ---------------------------------



_________________________
Secretary


WITNESS:



_________________________              ___________________________
                                       _________________, Employee